CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net income	$ 14,576	$ 11,592	$ 11,803
Other comprehensive income:
Foreign currency translation adjustments	(11,181)	5,923	1,441
Unrealized losses arising from marketable securities during the period, net of tax benefit of $57	(158)	0	0
Gains reclassified into earnings from marketable securities, net of tax expense of $1	3	0	0
Other Comprehensive Income (Loss), Net of Tax	(11,336)	5,923	1,441
Total comprehensive income	3,240	17,515	13,244
Comprehensive income attributed to redeemable non-controlling interest	(18)	0	0
Comprehensive income attributable to non-controlling interests	158	(41)	57
Comprehensive income attributable to Sapiens' shareholders	$ 3,100	$ 17,556	$ 13,187